SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 21, 2012

BANK OF THE JAMES FINANCIAL

GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	001-35402	20-0500300
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

828 Main Street, Lynchburg, VA		24504
(Address of principal executive offices)		(Zip Code)

(434) 846-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 21, 2012, the Board of Directors of Bank of the James Financial Group, Inc. (the “Company”) amended the Company’s Bylaws (the “Bylaws”) as follows: Article IV, Section 15 was amended to make clear that the Corporation may by resolution of its Board of Directors exclude certain Executive Vice Presidents from major policy-making functions of the corporation in order to exclude such persons from classification as “executive officers” for purpose of Regulation O of the Federal Reserve Board (12 C.F.R. Pt. 215). The amendment was effective on August 21, 2012.

The full text of the Bylaws, as amended and restated as of August 21, 2012, are attached as Exhibit 3.2 to this Current Report on Form 8-K and are incorporated in this Item 5.03 by reference. The description of the amendments is qualified in its entirety by reference to the attached Bylaws as amended and restated.

Item 9.01 - Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired – not applicable

(b)	Pro forma financial information – not applicable

(c)	Shell company transactions – not applicable

(d)	Exhibits

Exhibit No.	Exhibit Description

3.2	Amended and Restated Bylaws of the Company as of August 21, 2012

SIGNATURE

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 24, 2012	BANK OF THE JAMES FINANCIAL GROUP, INC.

	By	/s/ J. Todd Scruggs
J. Todd Scruggs
Secretary-Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

3.2	Amended and Restated Bylaws of the Company as of August 21, 2012